 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 18, 2020

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURE	4

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Directors

On September 21, 2020, Sandeep Mathrani and Desiree Ralls-Morrison were appointed to the Board of Directors (the “Board”) of DICK'S Sporting Goods, Inc. (the “Company”), each serving as a Class A Director with their terms expiring at the Company’s 2021 annual stockholders’ meeting.

In connection with each of their appointment to the Board, and consistent with the Board’s current compensation arrangements with its non-employee directors, Mr. Mathrani and Ms. Ralls-Morrison will each: (1) receive a restricted stock grant with an aggregate value of $160,000, that will vest in three equal installments on the anniversary of the grant date and (2) be eligible to receive the Company’s standard annual cash retainer for members of the Board that will be pro-rated based on the date of their appointment.

The Company also plans to enter into an indemnification agreement with Mr. Mathrani and Ms. Ralls-Morrison in the same form as the indemnification agreements that the Company has entered into with each of its directors. Furthermore, there are no arrangements or understandings between either Mr. Mathrani or Ms. Ralls-Morrison and any other person pursuant to which they were selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Mathrani or Ms. Ralls-Morrison that are required to be disclosed by Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointments of Mr. Mathrani and Ms. Ralls-Morrison is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Departure of Directors

On September 18, 2020, Vincent C. Byrd and Allen R. Weiss each resigned as members of the Board and any respective committees of the Board to which they were a member. Neither of the resignations were because of any disagreements with the Company on matters relating to its operations, policies, or practices.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 22, 2020 by DICK'S Sporting Goods, Inc. furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: September 22, 2020	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 22, 2020 by DICK'S Sporting Goods, Inc. filed herewith